UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5823

DOMINI SOCIAL INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

536 Broadway, 7th Floor, New York, New York 10012
(Address of Principal Executive Offices)

Amy L. Domini
Domini Social Investments LLC
536 Broadway, 7th Floor
New York, New York 10012
(Name and Address of Agent for Service)

Registrant's Telephone Number, including Area Code: 212-217-1100

Date of Fiscal Year End: July 31

Date of Reporting Period: July 31, 2003

Item 1. Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 follows.

Table of Contents

Letter from the President	2

Domini News	5

Domini Social Equity Fund
Performance Commentary	8
Social Profiles	11
Portfolio of Investments	19

Domini Social Bond Fund
Performance Commentary	25
Social Impact	28
Portfolio of Investments	30

Domini Social Index Portfolio
Statement of Assets and Liabilities	36
Statement of Operations	37
Statements of Changes in Net Assets	38
Financial Highlights	39
Notes to Financial Statements	40
Independent Auditors' Report	42

Domini Social Equity Fund
Statement of Assets and Liabilities	43
Statement of Operations	44
Statements of Changes in Net Assets	45
Financial Highlights	46
Notes to Financial Statements	47
Independent Auditors' Report	50

Domini Social Bond Fund
Statement of Assets and Liabilities	51
Statement of Operations	52
Statements of Changes in Net Assets	53
Financial Highlights	54
Notes to Financial Statements	55
Independent Auditors' Report	58

Trustees and Officers	59

For More Information	Back cover

Letter from the President

Dear Fellow Shareholders:

The writing of this letter affords me the opportunity to review with you the many challenges we investors have struggled with these past few years and to make the case that the future is likely to bring a more favorable environment.

The twelve months ending July 31, 2003, started with an awful slide in equity markets and ended with a very nice spring upward. After the worst bear market in almost seventy years, broad market averages rose enough to provide equity shareholders with a robust gain for the year. Bond investors did not do as well, but still finished in positive territory.

The recovery's start coincided with the end of active combat in Iraq. This is no coincidence. The fall of Baghdad brought the removal of one of several terrible uncertainties that investors had grappled with for almost three years. The single largest problem for investors is uncertainty, and throughout the market slide there has been plenty of that.

When you think of all that overwhelmed us, it is easy to see why the nation's population stood frozen, like deer in the headlights, unable to move.

We were, for several long weeks, uncertain who won our presidential election. The world watched and waited. Finally a decision was made, though many had trouble accepting it. However, with the terrorist attacks of September 11, 2001, those thoughts were set aside. We were shocked to find that terrorists could wreak devastation on our shores, and uncertain whether more attacks might soon follow. But as the months passed, it began to appear that the terrorists might lack either the will or the means for frequent and sustained attacks on our soil.

Then there were the corporate scandals. We felt concern that no one in Washington cared that the ordinary working people were losing their life savings while company CEOs lied and pocketed millions, even billions. In the face of this crisis of confidence, Congress passed the Sarbanes-Oxley Act, launching a new set of regulations designed to protect workers, creditors, investors, and taxpayers from misconduct on the part of corporate leaders. This action reassured working men and women that our legislators were not going to idly stand by as company management after company management admitted to lying to the public.

Letter from the President

We were uncertain whether we would go to war with Afghanistan, and whether war was the right course of action. The war was fought. That nation fell. We don't know if what we did in any way deterred future terrorism, but the uncertainty was removed. Immediately we plunged into uncertainty over possible war with Iraq. Of all the uncertainties, this was the gravest. If there were weapons of mass destruction, might not the Iraqis use them against us or our allies? What sort of holocaust might we be launching? And was international support there at all? Pundits warned that the war was intended only to get oil or to firm the sagging dollar. Again, the war was fought. That nation fell. A global holocaust did not ensue. Uncertainty was removed.

Finally, we were fearful that the economy of the United States was slumping beyond any slump we'd seen in this generation. But recent statistics affirm that we are not in a recession, that we are firmly set on a slow recovery path. Our economic health is not robust, but it is far more hopeful than it was a few short months ago.

After this litany of reasons to feel cautious and the removal of each, it is easy to see that the mood of the nation would brighten. When investors began to turn their attention to investment basics, they found that the basics were pretty good. Interest rates are still relatively low, inflation is moderate, and company earnings are better than expected. When we had a chance to lift our heads out of the sand and look around, we found a renewed interest in investments.

Early settlers complained that every healing ointment attracted a fly. We have ours. Despite positive developments, the economic recovery has not brought more jobs. I expect that each person reading this knows someone who has suffered through a prolonged and involuntary period of unemployment. Unfortunately the economy can do just fine while leaving very significant portions of the population behind. There is a need for political will to provide each citizen with the opportunity to lead a dignified and fulfilling life.

The root of social investing lies in the recognition that the purpose of civilization is to bring universal human dignity to reality. What nobler destiny might we strive towards than a clean and healthy planet on which each of us thrives? This is why we research each company's policies before we invest. We want CEOs to know

Letter from the President

that the company owners care. It is why we at Domini created the community development money market and bond products we offer; we want to invent new ways investors can help those who need an assist.

Thank you for your ongoing commitment to socially responsible investing and for the good work each of you is doing in your own life to build a better tomorrow.

Very truly yours,

Amy Domini
amy@domini.com

Domini News

Breakthrough on Fair Trade Coffee

According to Oxfam International, an organization whose mission is to find lasting solutions to poverty, suffering, and injustice, nearly 25 million coffee farmers in Latin America, Asia, and Africa have seen prices for their crop fall by 70% over the last five years. The economic impact of these catastrophically low prices has been wide-ranging, with thousands of coffee-growing families living in poverty, and many facing starvation.

We are pleased to report that Procter & Gamble (P&G) recently announced that it would launch a line of Fair Trade Certified coffee under its Millstone label. P&G is responsible for 4% to 5% of global coffee purchasing. The company's action is a dramatic and gratifying example of what can be accomplished by investors like you.

Beginning in December 2002, Domini and the Center for Reflection, Education and Action (CREA), a faith-based research and action center, led a coalition of investors in a dialogue with P&G about the company's response to the coffee crisis, and the feasibility of purchasing Fair Trade coffee. The Fair Trade certification system guarantees coffee farmers a minimum price of $1.26 per pound, which is currently higher than they would otherwise receive on the open market.

In April 2003 the shareholder coalition, which holds more than 500,000 shares of P&G, filed a shareholder resolution requesting a report from P&G on the issue. This was the first resolution ever filed to address the coffee crisis. After several months of meetings and negotiations, P&G presented its plan to launch and market a line of Fair Trade Certified coffee.

We commend P&G for the important leadership example they are setting, and hope that this small but important commitment to Fair Trade will grow into an important new line of products for the company. We also congratulate the nongovernmental organizations that have worked so diligently to raise public awareness of the coffee crisis, and to help convince P&G of the need for decisive action: Co-op America, Global Exchange, the Interfaith Fair Trade Initiative, and Oxfam International. Visit www.domini.com to read our press release, and learn more about Fair Trade Certified coffee.

Domini News

Ensuring Access to Accurate Reporting:
The Nike v. Kasky Case

Socially responsible investors depend upon an accurate flow of data on corporate social and environmental performance. All investors depend on government regulators to ensure that information from corporations is provided on a timely and accurate basis. We believe that if any of this information is deemed to be "political speech," it will severely undercut these regulatory efforts.

For this reason, Domini Social Investments filed an amicus brief with the U.S. Supreme Court, supporting San Francisco activist Marc Kasky in his effort to hold Nike accountable for its statements concerning labor conditions in the overseas factories that manufacture its products.

Kasky argued that Nike's statements should be considered "commercial speech" akin to advertising, and therefore subject to California's consumer protection statutes, while Nike maintained that it was "noncommercial" or "political speech" because they touch on matters of public concern, and therefore benefit from stricter protection under the First Amendment. The California Supreme Court ruled in Kasky's favor. On June 26, 2003, the U.S. Supreme Court decided, on technical grounds, not to decide the case, allowing the California decision to stand. Visit www.domini.com to learn more about this important case.

Domini Social Bond Fund Celebrates Three Years of Success Stories

The Domini Social Bond Fund, which marked its third anniversary this year, shows how a conventional financial vehicle, like a bond mutual fund, can be used to do extraordinary work for underserved communities. The Fund provides a way for investors to meet their financial goals while making a real difference in people's lives.

The community development banks and credit unions in the Fund's portfolio help low-income individuals and institutions finance first-time home purchases, create daycare centers, refurbish churches, and start up and expand family businesses. Often, they provide valuable training and empowerment to those who have not previously dealt with mainstream financial institutions.

Domini News

Launched in June 2000, the Domini Social Bond Fund is submanaged by ShoreBank of Chicago, Illinois, the country's first community development bank. As of July 31, 2003, the Fund had grown to nearly $48 million in net assets.

To find out more about how the Domini Social Bond Fund is helping to transform communities and the lives of individuals, visit www.domini.com, go to Domini Social Bond Fund, and select Real-Life Success Stories. You'll see how Dakotaland Federal Credit Union enabled a young accountant to build her wheelchair- accessible dream home, how City National Bank is helping revitalize Newark through its churches, and much more.

Proxy Voting Information

Please visit www.domini.com/shareholder-advocacy/Proxy-Voting/index.htm to obtain, free of charge:

•	Domini's Proxy Voting Guidelines and Procedures
•	All proxy votes cast for the Domini Funds this year, in an easily sortable database (we attempt to post our votes two weeks prior to each annual meeting, although this is not always possible).

Domini Social Equity Fund

Performance Commentary

For the year ended July 31, 2003, the Domini Social Equity Fund returned 11.36%, while the Standard & Poor's 500 Index (S&P 500) returned 10.64%.

The first half of the year ending July 31, 2003, was characterized by conflicting economic signals, geopolitical uncertainty, and several short-lived market upswings. While equities staged an impressive rally in October and November of 2002, disappointing U.S. holiday sales and the threat of military action against Iraq and North Korea proved too much for the markets to bear, sending the S&P 500 down almost 6% in December.

Investors' hopes were dashed a second time after a strong January rally petered out by month-end, resulting in a disappointing loss of 2.6% for the month in the S&P 500. The pain continued through March, and equities ended the first quarter of 2003 in solidly negative territory, down 3.2%. Fortunately, the most recent surge in equities, which began in April and continued through July, appears to have some staying power, reflecting the view that the economy is finally on the path to recovery.

During the year ended July 31, the Fund outperformed the S&P 500. The relative performance of the Fund was helped in part by its overweight to the S&P 500 in the information technology and telecommunications services sectors, and its underweight to the industrials and energy sectors relative to the S&P 500. The exclusion of General Electric, Exxon Mobil, Altria Group, and Tenet Healthcare from the Fund contributed positively to performance. The Fund's overweight to Cisco Systems, Intel, and Amgen relative to the S&P 500 also helped the portfolio.

The relative performance of the Fund to the S&P 500 was hurt in part by its underweight to the S&P 500 in the healthcare sector and its overweight to the S&P 500 in the consumer staples sector. The Fund's relative performance to the S&P 500 was also hurt by its exclusion of Citigroup and Wal-Mart and its overweight to Coca-Cola and SBC Communications.

Domini Social Equity Fund—Performance Commentary

The Domini Social Equity Fund invests in the Domini Social Index Portfolio. The following is a list of the ten largest holdings of the Domini Social Index Portfolio as of July 31, 2003:

Company	% of Portfolio	Company	% of Portfolio
Microsoft Corporation	5.65%	Merck & Co., Inc.	2.48%
American International Group, Inc.	3.35%	Bank of America Corporation	2.47%
Intel Corporation	3.26%	Procter & Gamble Company	2.27%
Johnson & Johnson	3.08%	Coca-Cola Company	2.22%
Cisco Systems, Inc.	2.74%	Verizon Communications	1.90%

Past performance is no guarantee of future results. Total return for the Domini Social Equity Fund is based on the Fund's net asset values and assumes all dividends and capital gains were reinvested. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate. You may lose money. The Standard & Poor's 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500. Certain fees payable by the Fund were waived during the period, and the Fund's total return would have been lower had these not been waived. This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 09/03

Domini Social Equity Fund—Performance Commentary

Average Annual Total Return1

	As of 6-30-03			As of 7-31-03
	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year
Domini Social Equity Fund (DSEF)	0.20%	–2.11%	9.53%	11.36%	–1.48%	9.83%
S&P 500	0.25%	–1.61%	10.04%	10.64%	–1.06%	10.28%

Comparison of $10,000 Investment in the
Domini Social Equity Fund and S&P 5001

[1]	Past performance is no guarantee of future results. The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund's net asset values and assumes all dividends and capital gains were reinvested. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate. You may lose money. The Standard & Poor's 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500. The table and the graph comprise actual mutual fund performance after all expenses. Certain fees payable by the Fund were waived during the period, and the Fund's average annual total returns would have been lower had these not been waived.
This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 09/03

Domini Social Equity Fund

Social Profiles

There were 19 additions and deletions to the Domini 400 Social IndexSM over the past 12 months. The Domini Social Equity Fund seeks to replicate the Index. Companies are generally removed from the Index due to mergers and acquisitions, and occasionally for social or environmental reasons. New companies are selected based on a broad range of social and environmental criteria, as well as a number of other factors such as market capitalization and industry representation, in order to maintain an index and a portfolio that are representative of the domestic market available to the average socially responsible investor.

Below we present short profiles of some of the companies in a variety of industries that have been added to our portfolio in the past year. We hope that these short profiles give you a better idea of the types of companies the Fund is investing in and the types of qualities that our social and environmental screens help to identify.

Special thanks to our social research providers at KLD Research & Analytics, Inc. (KLD), the firm that created and maintains the Index, for allowing us to reproduce portions of their research. Visit our website at www.domini.com to learn more about how the Index was created and is maintained.

CDW

CDW is a direct marketer of computer products.

Ticker: CDWC	Website: www.cdw.com
Market Capitalization: $4.0 Billion	Percentage of DSIP*: 0.08%
*Domini Social Index Portfolio

CDW is notable for its generous employee benefits. In February 2003, CDW was included on Fortune magazine's list "The 100 Best Companies to Work for in America." Work/life programs offered by CDW include a subsidized on-site cafeteria, free meals for second shift employees, free breakfasts on certain days of the week, a complimentary all-day beverage service, on-site dry cleaning, free turkeys or pies for Thanksgiving and Christmas, and a paid day off for community

Domini Social Equity Fund—Social Profiles

service. Employees who have worked at CDW at least three years are awarded all-expense paid vacations anywhere in the U.S. if company sales goals are met.

CDW also offers a wide range of family benefits. These include paid maternity leave based on the number of years at the company (ranging from one week after one year to 13 weeks after ten years), an employee assistance program, adoption assistance, pretax set-asides for dependent care, and private rooms for nursing mothers. In October 1999, the company opened its first on-site childcare and employee fitness center, named CDW@Play, at its headquarters in Vernon Hills, Illinois.

In September 2000, CDW was awarded the 2000 Better Business Bureau National Torch Award for Marketplace Ethics in the large company category. The award, which is judged by an independent panel of business and ethics experts, recognizes companies for adhering to honest sales and business practices, upholding fair competition in the marketplace, pursuing customer satisfaction, and achieving top quality in product or service.

D.R. Horton

D.R. Horton builds and markets single-family homes for first-time and move-up buyers in metropolitan markets and offers financial services.

Ticker: DHI	Website:www.drhorton.com
Market Capitalization: $4.1 Billion	Percentage of DSIP: 0.08%

In April 2002, Pesticide & Toxic Chemical News reported that D. R. Horton was one of six of the ten largest homebuilders in America to use Bora-Care, a borate-based wood treatment used for termite control, as a substitute for Dursban. Dursban is considered to be highly toxic and is believed to damage the nervous systems of children. The Environmental Protection Agency (EPA) had planned to phase out its use to kill termites by 2004.

Some divisions of D.R. Horton are members of the EarthCraft House program, which recognizes houses that incorporate energy and resource efficiency both during and after construction. To become a member, a company must be a member of the Home Builders Association and receive EarthCraft House training.

Domini Social Equity Fund—Social Profiles

D.R. Horton's Houston, Texas–based Emerald Homes subsidiary was honored at the 2002 National Green Building Conference for its "production of affordable homes that apply the principles of resource-efficient design, construction, and home operation." Environmentally friendly and cost-saving features included low-flow plumbing fixtures and xeriscaping to reduce water use; composite, recycled, and/or low-maintenance building materials; and energy-efficient designs. Emerald Homes also received the Green Marketing award for its efforts to communicate green building techniques and "ability to influence the market."

eBay

eBay markets and operates Internet-based auction services. The company also offers offline auction services.

Ticker: EBAY	Website: www.ebay.com
Market Capitalization: $34.0 Billion	Percentage of DSIP: 0.68%

eBay has been recognized as a leader in creating online, person-to-person auctions. In August 2000, the New York Times recognized the company as the "first efficient global marketplace."  The same year, the company was awarded a Computerworld Smithsonian Award for "creating a new global marketplace and trading community." As part of the award, the Smithsonian National Museum of American History added a case study on eBay's innovations to its permanent research collection.

Although eBay subcontracts for its janitorial services, in May 2003 the company offered to pay 95% of its janitors' out-of-pocket healthcare insurance costs. Janitors in Silicon Valley, whose union said they earned an average of $20,800 a year, were planning to strike to protest a proposed increase in these expenses that would require contributing 10% of their pay. eBay's offer would cost the company approximately $30,000 a year.

Estée Lauder Companies

Estée Lauder manufactures and markets skin care, makeup, fragrance, and hair care products under the Estée Lauder, Clinique, Aramis, Prescriptives, Origins, M.A.C., and Aveda brand names.

Domini Social Equity Fund—Social Profiles

Ticker: EL	Website: www.elcompanies.com
Market Capitalization: $4.6 Billion	Percentage of DSIP: 0.09%

Estée Lauder is notable for its efforts in the fight against breast cancer and its support for gay and lesbian employees. Its Aveda subsidiary is notable for its strong environmental performance.

Pink ribbons are distributed at Estée Lauder counters worldwide during October, which is National Breast Cancer Awareness Month. Proceeds raised during the campaign benefit The Breast Cancer Research Foundation in the U.S. and other local charities located in the 40 countries that participate in the International Breast Cancer Awareness initiative. In 2001 the company's Breast Cancer Research Foundation awarded $8.5 million to 50 researchers nationwide. Since its inception, the foundation has raised $31 million, with more than $4.4 million contributed by the Estée Lauder Companies alone.

Estée Lauder has a written policy prohibiting discrimination on the basis of sexual orientation and offers healthcare benefits to domestic partners of its gay and lesbian employees. The company also offers company-supported affinity groups and diversity training that includes communication about sexual orientation.

Estée Lauder reports that it encourages pollution prevention, resource conservation, waste minimization, reuse, and recycling practices. The company's Aveda subsidiary, which it acquired in 1997, has endorsed the CERES Principles, and is remarkable for its environmental performance. Endorsers of the Coalition for Environmentally Responsible Economies (CERES) commit to a ten-point code of environmental conduct and to producing an annual public environmental report according to a format that is considered the high-water mark for such reports. The founder of Aveda, Horst Rechelbacher, is one of the three founders of Business for Social Responsibility.

Since 1997 Aveda, in partnership with the nonprofit Conservation International (CI), has worked with local communities in the Madre de Dios region of Peru to develop sustainable businesses that encourage the conservation of their natural resources. Aveda sources morikue, a protein derived from Brazil nuts, from local workers who gather the nuts. The protein is used in hair care products, and is considered to nourish dry, damaged, and chemically treated hair. The stands of

Domini Social Equity Fund—Social Profiles

Brazil nut trees, up to 150 feet high, serve as a buffer zone between conservation areas to the south and logging areas to the north. Without income from nut gathering, local people would be under pressure to take logging jobs that result in deforestation.

Aveda also partners with women's collectives in the Amazon rainforest of Brazil to purchase oil from the nut of the babassu palm, which is used as a cleansing ingredient in shampoos. Members of the collectives, who call themselves "nut breakers," depend on income from selling the nuts after years of resisting cattle ranchers and logging interests who tried to force them off the land. Aveda has financed the construction of a babassu processing facility, a soap-making facility, a paper press for processing babassu fibers, and training in processing and management.

Gaiam

Gaiam markets and distributes environmentally friendly products including organic clothing, energy-conserving home products, and healthy lifestyle materials for personal development and holistic living.

Ticker: GAIA	Website: www.gaiam.com
Market Capitalization: $46 Million	Percentage of DSIP: 0.01%

Gaiam's name combines the word Gaia, used to describe the earth as a living entity, with "I am."  The company promotes sustainable living by selling energy-efficient lighting and home appliances, solar power accessories, nontoxic household cleaners, rechargeable batteries, water savers and composters, as well as products made from recycled materials. Its apparel, bath, and bedding products are made from organic cotton.

Gaiam's Real Goods division works with commercial and ecotourism resorts, architects, builders, and green businesses to design, install, and maintain renewable energy systems. Real Goods' renewable energy division has converted over 50,000 homes to solar and wind power since 1978.

Gaiam supports the Yoga For Life program, which develops curriculum guidelines to train physical education teachers to teach yoga in public schools, and the Solar Living Institute, which promotes renewable energy and sustainable technologies.

Domini Social Equity Fund—Social Profiles

JetBlue Airways

JetBlue Airways markets reduced-fare passenger airline services to typically underserved areas in New York State and the western United States.

Ticker: JBLU	Website: www.jetblue.com
Market Capitalization: $2.9 Billion	Percentage of DSIP: 0.06%

"Imagine how you would create an airline if you were building it from scratch," says JetBlue. "No ridiculous promises of 'self-actualization' onboard, no exorbitant airfares, no cattle-train mentality, no hassles. In their place, add simplicity, friendly people, technology, design, and entertainment."

JetBlue ranks second only to Southwest in having the least number of complaints to the Department of Transportation (0.43 per 100,000 passengers). JetBlue's strategy is to offer services usually associated with higher-priced travel — such as leather seats, individual satellite TV, and seat assignments — while keeping its prices low. It is company policy not to overbook seats. JetBlue's customer satisfaction surveys have shown that 98% of its passengers would recommend the company to other travelers.

CEO David Neeleman has frequently expressed his commitment to the well-being of his employees. He has personally performed every job in JetBlue's business, including baggage handling, in order to understand the demands made on the employees. Although JetBlue has no employees represented by labor unions, the contracts it negotiates with its FAA licensed employees (pilots, dispatchers, and technicians) provide substantial security. For example, in a downturn of the aviation economy, the company is committed to paying a minimum level of salary and benefits if an employee cannot find other aviation employment. Notably, the company did not lay off any employees following the substantial decrease in air travel after the September 2001 terrorist attacks. As of April 2003, three members of JetBlue Airways' 11-member board of directors were current or former employees of the company.

Domini Social Equity Fund—Social Profiles

In October 2002, JetBlue was the first airline to contract with a manufacturer of an environmentally friendly disinfecting product to clean its planes. The product does not pose the health risks that standard disinfectants pose to passengers and crew but is effective in killing tuberculosis and influenza germs.

Thermo Electron

Thermo Electron develops and manufactures measurement and detection instruments for use in a variety of industries.

Ticker: TMO	Website:www.thermoelectron.com
Market Capitalization: $3.6 Billion	Percentage of DSIP: 0.07%

Thermo Electron is notable for its encouragement of innovation, and for the positive environmental impact of products and services offered by several of its divisions. Researchers may receive cash bonuses and percentage of the revenue from the marketing of new products that they develop.

Thermo Power Corporation (formerly Tecogen) offers a family of low-emission engines powered by natural gas for buses and delivery trucks. In 1996 the company received a $3.3 million order to supply UPS with 276 of these engines for its urban delivery vehicles. Thermo Power also manufactures CFC-free refrigeration systems and irrigation pumps and innovative propane-fueled lighting products.

The company's Thermo Remediation subsidiary specializes in recycling oil and industrial wastewater and cleaning up oil-contaminated soil through a technology that heats the soil to high temperatures. The company is also involved in the restoration of Department of Energy sites that were contaminated over 50 years of nuclear weapons development. In February 1998, Thermo Remediation was awarded a two-year contract to support the radiological cleanup of Johnston atoll in the North Pacific Ocean, the site of atomic testing during and after World War II.

Domini Social Equity Fund—Social Profiles

Thermo Instrument Systems manufactures many analytical instruments that are used in air-pollution monitoring and environmental remediation, and Thermo Fibergen converts sludge from the paper-making process into dust-free organic kitty litter that — unlike traditional clay litter — can be flushed down the toilet.

Unlike other mutual funds, the Domini Social Equity Fund seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio with an identical investment objective called the Domini Social Index Portfolio (DSIP). The companies discussed above can be found in the DSIP's Portfolio of Investments at July 31, 2003, included herein. The composition of the DSIP is subject to change.
The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment. This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor.
Domini 400 Social IndexSM is a service mark of KLD Research & Analytics, Inc. (KLD), which is used under license. KLD is the owner of the Domini 400 Social Index. KLD determines the composition of the Index but is not the manager of the Domini Social Index Portfolio, the Domini Social Equity Fund, or the Domini Institutional Social Equity Fund. Certain portions of these social profiles are copyright © 2003 by KLD and are reprinted here by permission. 09/03

Domini Social Index Portfolio
Portfolio of Investments

July 31, 2003

Issuer	Shares	Value
Consumer Discretionary — 13.6%
American Greetings Corporation (a)	15,700	$279,617
AOL Time Warner, Inc. (a)	1,124,900	17,357,207
AutoZone, Inc. (a)	23,531	1,959,191
Bandag, Inc.	2,400	84,504
Bassett Furniture Industries	3,000	41,220
Black & Decker Corp.	20,700	845,802
Bob Evans Farms, Inc.	9,300	262,260
CDW Corporation	21,700	1,038,996
Centex Corporation	16,200	1,175,634
Champion Enterprises, Inc. (a)	12,800	83,072
Charming Shoppes, Inc. (a)	29,400	154,350
Circuit City Stores, Inc.	54,100	496,638
Claire's Stores, Inc.	11,900	324,870
Comcast Corporation (a)	356,658	10,813,871
Cooper Tire and Rubber Company	18,800	319,600
Costco Wholesale Corporation (a)	120,130	4,450,817
Cross (A.T.) Company (a)	3,800	19,874
Dana Corporation	38,400	591,360
Darden Restaurants, Inc.	44,200	826,982
Delphi Automotive Systems Corporation	146,800	1,233,120
Dillard's, Inc.	20,700	311,949
Disney (Walt) Company	537,300	11,777,616
Dollar General Corporation	87,651	1,612,778
Dow Jones & Company	16,000	677,280
eBay Inc. (a)	83,493	8,950,450
Emmis Communications Corporation (a)	12,200	244,122
Family Dollar Stores Inc.	45,000	1,687,950
Fleetwood Enterprises, Inc. (a)	9,300	83,514
Foot Locker, Inc.	36,300	543,048
Gaiam, Inc. (a)	2,200	11,044
Gap, Inc. (The)	232,287	4,178,843
Harley-Davidson, Inc.	79,400	3,722,272
Harman International Industries, Inc.	8,360	698,896
Hartmarx Corporation (a)	8,500	27,030
Home Depot, Inc. (The)	604,206	18,851,227
Horton (D.R.), Inc.	38,200	1,075,330
Ikon Office Solutions	38,800	278,584
Johnson Controls, Inc.	23,400	2,260,674
KB Home	12,400	701,964
Lee Enterprises, Inc.	8,800	326,744
Leggett & Platt, Incorporated	51,200	1,133,568
Limited Brands	137,000	2,289,270
Liz Claiborne, Inc.	28,100	967,483
Lowe's Companies, Inc.	204,900	9,745,044
Luby's, Inc. (a)	5,800	15,022
Mattel, Inc.	114,385	2,222,501
May Department Stores Company	75,800	1,873,018
Maytag Corporation	20,100	511,545
McDonald's Corporation	331,600	7,630,116
McGraw-Hill Companies	49,600	3,014,688
Media General, Inc.	5,800	334,544
Men's Wearhouse, Inc. (a)	10,600	268,286
Meredith Corporation	10,200	463,896
Modine Manufacturing Company	8,700	184,788
New York Times Company	39,600	1,766,160
Newell Rubbermaid, Inc.	71,478	1,689,025
Nordstrom, Inc.	34,800	734,628
Omnicom Group, Inc.	49,400	3,649,672
Oneida Ltd.	4,300	26,273
Oshkosh B'Gosh, Inc.	2,700	69,120
Penney (J.C.) Company, Inc.	70,400	1,308,032
Pep Boys -- Manny, Moe & Jack	14,000	217,140
Phillips-Van Heusen Corporation	7,200	103,536
Pixar (a)	13,500	915,300
Pulte Homes, Inc.	15,800	965,696
Radio One, Inc. (a)	5,800	97,562
RadioShack Corporation	44,300	1,177,051
Reebok International Ltd.	15,800	519,820
Ruby Tuesday, Inc.	16,700	380,092
Russell Corporation	8,300	165,253

Domini Social Index Portfolio / Portfolio of Investments (Continued)
July 31, 2003

Issuer	Shares	Value
Consumer Discretionary (Continued)
Scholastic Corporation (a)	9,700	$282,949
Sears, Roebuck and Co.	79,800	3,247,860
Snap-On Incorporated	15,050	426,216
SPX Corporation (a)	20,830	980,885
Stanley Works	23,200	657,256
Staples, Inc. (a)	128,023	2,578,383
Starbucks Corporation (a)	101,900	2,784,927
Stride Rite Corporation	10,800	108,216
Target Corporation	239,000	9,158,480
Timberland Company (The) (a)	7,500	336,150
TJX Companies, Inc.	133,600	2,598,520
Toys 'R' Us, Inc. (a)	55,820	622,393
Tribune Company	81,256	3,836,908
Tupperware Corporation	15,000	232,650
Univision Communications, Inc. (a)	42,000	1,310,400
Valassis Communications Inc. (a)	13,600	385,016
VF Corporation	28,600	1,090,518
Visteon Corporation	34,000	215,220
Washington Post Company	2,000	1,352,000
Wendy's International, Inc.	29,800	875,822
Whirlpool Corporation	17,600	1,140,127
		179,039,325

Consumer Staples — 11.9%
Alberto-Culver Company	8,400	467,292
Albertson's, Inc.	95,200	1,795,472
Avon Products, Inc.	61,800	3,855,702
Campbell Soup Company	107,700	2,600,955
Church & Dwight Co., Inc.	10,300	333,720
Clorox Company	57,500	2,494,925
Coca-Cola Company	645,900	29,046,123
Colgate-Palmolive Company	141,800	7,742,280
CVS Corporation	103,200	3,094,968
Estée Lauder Companies, Inc. (The)	32,300	1,205,759
General Mills Incorporated	96,600	4,431,042
Gillette Company	268,538	8,260,229
Green Mountain Coffee, Inc. (a)	1,800	35,388
Hain Celestial Group, Inc. (The) (a)	8,700	142,680
Heinz (H.J.) Company	92,900	3,164,174
Hershey Foods Corporation	26,600	1,936,746
Horizon Organic Holding Corporation (a)	2,600	61,776
Kellogg Company	107,300	3,683,609
Kimberly-Clark Corporation	133,064	6,440,298
Kroger Company (a)	199,900	3,388,305
Longs Drug Stores Corporation	9,900	193,347
Nature's Sunshine Products, Inc.	4,200	33,600
PepsiAmericas, Inc.	39,000	523,380
PepsiCo, Inc.	450,370	20,748,546
Procter & Gamble Company	339,000	29,787,930
Safeway Inc. (a)	115,900	2,474,465
Smucker (J.M.) Company	12,905	516,716
SUPERVALU, Inc.	34,400	810,120
Sysco Corporation	170,300	5,131,139
Tootsie Roll Industries, Inc.	9,368	284,881
United Natural Foods, Inc. (a)	5,000	152,850
Walgreen Company	269,800	8,072,416
Whole Foods Market, Inc. (a)	15,400	785,030
Wild Oats Markets, Inc. (a)	6,550	69,234
Wrigley (Wm.) Jr. Company	48,100	2,611,348
		156,376,445

Energy — 1.0%
Anadarko Petroleum Corporation	65,285	2,859,483
Apache Corporation	42,012	2,603,064
Cooper Cameron Corp. (a)	14,100	674,121
Devon Energy Corporation	60,172	2,850,348
EOG Resources, Inc.	29,800	1,155,644
Equitable Resources, Inc.	16,100	621,943
Helmerich & Payne, Inc.	13,000	347,750
Noble Energy, Inc.	14,700	536,550
Rowan Companies, Inc. (a)	24,200	531,190
Sunoco, Inc.	19,800	732,599
		12,912,692

Financials — 25.4%
AFLAC, Inc.	135,600	4,350,048
Allied Capital Corporation	28,700	675,885

Domini Social Index Portfolio / Portfolio of Investments (Continued)
July 31, 2003

Issuer	Shares	Value
Financials (Continued)
American Express Company	343,400	$15,167,978
American International Group, Inc.	684,176	43,924,099
AmSouth Bancorporation	93,400	2,023,978
Aon Corporation	81,500	1,960,075
Bank of America Corporation	392,500	32,408,725
Bank One Corporation	305,285	12,077,075
Capital One Financial Corporation	60,100	2,879,391
Cathay Bancorp, Inc.	4,700	228,185
Charter One Financial, Inc.	59,410	1,932,013
Chittenden Corporation	8,376	244,579
Chubb Corporation	45,400	2,941,920
Cincinnati Financial Corporation	42,285	1,661,801
Comerica Incorporated	45,900	2,225,232
Edwards (A.G.), Inc.	20,987	776,309
Fannie Mae	257,665	16,500,867
Fifth Third Bancorp	151,011	8,307,115
First Tennessee National Corporation	33,000	1,415,700
FirstFed Financial Corp. (a)	4,500	170,550
Franklin Resources, Inc.	65,900	2,863,355
Freddie Mac	182,700	8,924,895
Golden West Financial	39,700	3,279,220
GreenPoint Financial Corporation	24,000	1,206,240
Hartford Financial Services Group (The)	66,600	3,475,854
Janus Capital Group Inc.	62,926	1,101,205
Jefferson-Pilot Corporation	37,725	1,659,900
KeyCorp	112,300	3,021,993
Lincoln National Corporation	46,500	1,736,310
Marsh & McLennan Companies, Inc.	141,200	7,006,344
MBIA, Inc.	38,100	1,928,622
MBNA Corporation	336,975	7,511,173
Mellon Financial Corporation	113,200	3,424,300
Merrill Lynch & Co., Inc.	243,760	13,253,231
MGIC Investment Corporation	26,400	1,465,200
Moody's Corporation	38,500	1,991,220
Morgan (J.P.) Chase & Co.	533,792	18,709,410
National City Corporation	161,300	5,314,835
Northern Trust Corporation	58,100	2,536,646
PNC Financial Services Group	74,700	3,656,565
Progressive Corporation (The)	57,200	3,771,768
Providian Financial Corporation (a)	76,000	733,400
Rouse Company	22,500	899,775
SAFECO Corporation	36,000	1,340,280
Schwab (Charles) Corporation	353,100	3,675,771
SLM Corporation	121,500	5,037,390
St. Paul Companies, Inc.	59,464	2,091,349
State Street Corporation	87,300	4,007,070
SunTrust Banks, Inc.	73,100	4,451,790
Synovus Financial Corporation	80,050	1,883,577
U.S. Bancorp	503,821	12,353,691
UnumProvident Corporation	75,300	1,022,574
Value Line, Inc.	2,600	133,770
Wachovia Corporation	353,743	15,455,032
Washington Mutual, Inc.	243,804	9,625,382
Wells Fargo & Company	439,106	22,188,026
Wesco Financial Corporation	1,900	604,199
		335,212,887

Health Care — 12.6%
Allergan, Inc.	35,305	2,841,346
Amgen, Inc. (a)	335,100	23,316,258
Bard (C.R.), Inc.	13,400	918,704
Bausch & Lomb Incorporated	14,000	591,780
Baxter International, Inc.	157,000	4,334,770
Becton Dickinson and Company	67,500	2,472,525
Biogen, Inc. (a)	39,000	1,498,380
Biomet, Inc.	68,100	2,016,441
Boston Scientific Corporation (a)	107,300	6,784,579
CIGNA Corporation	36,600	1,712,148
Forest Laboratories, Inc. (a)	94,800	4,539,024
Guidant Corporation	81,338	3,840,780
Hillenbrand Industries, Inc.	15,900	866,391
Humana, Inc. (a)	42,900	751,608
Invacare Corporation	7,700	270,270
Invitrogen Corporation (a)	13,400	694,120
Johnson & Johnson	778,670	40,327,319
King Pharmaceuticals Inc. (a)	62,500	941,250
Manor Care, Inc.	25,000	712,500

Domini Social Index Portfolio / Portfolio of Investments (Continued)
July 31, 2003

Issuer	Shares	Value
Health Care (Continued)
McKesson HBOC, Inc.	77,020	$2,484,665
MedImmune, Inc. (a)	66,500	2,606,135
Medtronic, Inc.	319,500	16,454,250
Merck & Co., Inc.	588,100	32,510,168
Mylan Laboratories, Inc.	48,250	1,629,403
Oxford Health Plans, Inc. (a)	22,700	969,290
Quintiles Transnational Corp. (a)	30,400	418,000
St. Jude Medical, Inc. (a)	46,700	2,505,455
Stryker Corporation	52,200	3,994,344
Watson Pharmaceuticals (a)	27,700	1,106,338
Zimmer Holdings, Inc. (a)	51,300	2,452,654
		166,560,895

Industrials — 6.8%
3M Company	102,600	14,384,520
Airborne, Inc.	12,500	281,750
Alaska Air Group, Inc. (a)	6,900	168,774
American Power Conversion	50,600	881,958
AMR Corporation (a)	39,900	373,065
Angelica Corporation	2,200	41,910
Apogee Enterprises, Inc.	7,400	75,702
Ault, Inc. (a)	1,200	2,748
Automatic Data Processing, Inc.	157,974	5,857,676
Avery Dennison Corporation	28,900	1,559,444
Baldor Electric Company	8,800	182,600
Banta Corporation	6,550	221,652
Brady Corporation	5,500	189,255
Bright Horizons Family Solutions, Inc. (a)	3,200	116,800
Ceridian Corporation (a)	39,000	727,350
Cintas Corporation	44,300	1,832,248
CLARCOR, Inc.	6,450	259,484
Cooper Industries, Inc.	23,900	1,059,487
CPI Corporation	2,100	35,868
Cross Country Healthcare, Inc. (a)	8,600	128,914
Cummins, Inc.	10,700	495,731
Deere & Company	62,600	3,178,828
Delta Air Lines, Inc.	32,000	380,800
Deluxe Corporation	13,900	617,160
DeVry, Inc. (a)	18,100	462,274
Dionex Corporation (a)	5,600	228,256
Donaldson Company, Inc.	11,300	550,875
Donnelley (R.R.) & Sons Company	29,300	775,278
Ecolab, Inc.	68,200	1,685,222
Emerson Electric Company	111,000	5,960,700
Fastenal Company	19,700	748,600
FedEx Corporation	78,200	5,035,298
GATX Corporation	12,600	276,192
Genuine Parts Company	45,700	1,413,958
Graco, Inc.	12,368	450,814
Grainger (W.W.), Inc.	24,000	1,180,800
Granite Construction Incorporated	10,625	190,931
Harland (John H.) Company	7,600	200,640
Herman Miller, Inc.	19,300	426,723
HON Industries Inc.	15,200	505,552
Hubbell Incorporated	12,660	434,238
Illinois Tool Works, Inc.	80,800	5,627,720
IMCO Recycling, Inc. (a)	3,800	27,436
IMS Health, Inc.	63,313	1,224,473
Interface, Inc. (a)	11,400	60,192
Ionics, Inc. (a)	4,500	103,095
Isco, Inc.	1,500	12,300
JetBlue Airways Corporation (a)	16,800	765,408
Kansas City Southern Industries, Inc. (a)	15,700	190,755
Kelly Services, Inc.	8,475	217,469
Lawson Products, Inc.	2,500	68,900
Lincoln Electric Holdings, Inc.	11,000	249,480
Masco Corporation	124,000	3,021,880
Merix Corporation (a)	3,750	39,938
Milacron, Inc.	8,700	34,800
Molex Incorporated	25,646	716,036
New England Business Service, Inc.	3,400	99,790
Nordson Corporation	8,600	207,776
Norfolk Southern Corporation	103,200	1,984,536
Paychex, Inc.	98,800	3,213,964
Pitney Bowes, Inc.	60,800	2,316,480
Roadway Express, Inc.	5,000	238,400
Robert Half International, Inc. (a)	44,800	972,608
Ryder System, Inc.	16,100	467,866

Domini Social Index Portfolio / Portfolio of Investments (Continued)
July 31, 2003

Issuer	Shares	Value
Industrials (Continued)
Smith (A.O.) Corporation	5,200	$173,732
Southwest Airlines Co.	203,162	3,333,888
Spartan Motors, Inc.	3,100	26,412
Standard Register Company	6,000	107,700
Steelcase, Inc.	9,900	117,315
Tennant Company	2,300	86,250
Thermo Electron Corporation (a)	41,200	916,700
Thomas & Betts Corporation (a)	15,100	230,426
Thomas Industries, Inc.	4,000	106,400
Toro Company	6,400	255,872
United Parcel Service, Inc.	135,033	8,517,882
Yellow Corporation (a)	7,500	204,449
		89,518,403

Information Technology — 20.5%
3Com Corporation (a)	95,000	463,600
Adaptec, Inc. (a)	27,400	185,498
ADC Telecommunications, Inc. (a)	206,300	449,734
Advanced Micro Devices, Inc. (a)	88,300	644,590
Advent Software, Inc. (a)	8,500	137,700
Analog Devices, Inc. (a)	96,400	3,658,380
Andrew Corporation (a)	39,800	433,422
Apple Computer, Inc. (a)	94,300	1,985,015
Applied Materials, Inc. (a)	433,700	8,457,150
Arrow Electronics, Inc. (a)	25,900	441,595
Autodesk, Inc.	29,200	436,832
BMC Software, Inc. (a)	60,800	857,280
Borland Software Corporation (a)	21,100	196,230
Cisco Systems, Inc. (a)	1,840,730	35,931,050
Compuware Corporation (a)	99,400	511,910
Dell Inc. (a)	673,300	22,676,744
Electronic Arts Inc. (a)	37,600	3,158,400
Electronic Data Systems Corporation	125,200	2,788,204
EMC Corporation (a)	571,600	6,081,824
Gerber Scientific, Inc. (a)	5,700	48,279
Hewlett-Packard Company	799,710	16,929,861
Hutchinson Technology Incorporated (a)	6,500	186,680
Imation Corporation	9,100	324,779
Intel Corporation	1,713,800	42,759,310
Lexmark International Group, Inc. (a)	33,100	2,124,027
LSI Logic Corporation (a)	97,800	910,518
Lucent Technologies, Inc. (a)	1,065,692	1,875,618
Micron Technology, Inc. (a)	158,700	2,323,368
Microsoft Corporation (a)	2,805,500	74,065,200
Millipore Corporation (a)	12,400	551,676
National Semiconductor Corporation (a)	47,600	1,063,860
Novell, Inc. (a)	93,600	332,280
Palm, Inc. (a)	7,504	120,439
PeopleSoft, Inc. (a)	96,800	1,613,656
Plantronics Inc (a)	11,600	281,184
QRS Corporation (a)	4,100	30,545
Qualcomm, Inc.	206,800	7,746,728
Sapient Corporation (a)	32,800	117,424
Scientific-Atlanta, Inc.	39,900	1,208,571
Solectron Corporation (a)	213,800	1,092,518
Sun Microsystems, Inc. (a)	839,800	3,140,852
Symantec Corporation (a)	37,400	1,749,198
Tektronix, Inc. (a)	22,600	477,538
Tellabs, Inc. (a)	106,000	713,380
Texas Instruments, Inc.	455,700	8,599,059
Waters Corporation (a)	33,400	1,059,114
Xerox Corporation (a)	193,200	2,086,560
Xilinx, Inc. (a)	88,600	2,328,408
Yahoo! Inc. (a)	158,630	4,938,151
		270,293,939

Materials — 1.3%
Air Products & Chemicals, Inc.	60,200	2,798,096
Airgas, Inc.	18,500	359,640
Bemis Company, Inc.	13,700	612,253
Cabot Corporation	16,000	436,480
Calgon Carbon Corporation	10,100	65,145
Caraustar Industries, Inc. (a)	7,200	64,512
Crown Holdings, Inc. (a)	41,600	310,752
Engelhard Corporation	33,200	872,496
Fuller (H.B.) Company	7,300	177,098
Lubrizol Corporation	13,300	444,087
MeadWestvaco Corp.	52,612	1,273,737

Domini Social Index Portfolio / Portfolio of Investments (Continued)
July 31, 2003

Issuer	Shares	Value
Materials (Continued)
Minerals Technologies, Inc.	5,300	$264,735
Nucor Corporation	20,150	993,798
Praxair, Inc.	42,200	2,728,652
Rock-Tenn Company	9,000	141,300
Rohm & Haas Company	58,387	2,065,148
Sealed Air Corporation (a)	21,700	1,035,741
Sigma-Aldrich Corporation	18,600	1,059,642
Sonoco Products Company	24,745	564,186
Stillwater Mining Company (a)	11,200	61,040
Trex Company, Inc. (a)	3,700	135,050
Valspar Corporation	13,100	572,732
Wellman, Inc.	8,200	79,868
Worthington Industries, Inc.	22,200	326,340
		17,442,528

Telecommunication Services — 5.5%
AT&T Corp.	207,016	4,401,160
AT&T Wireless Services, Inc. (a)	711,487	6,068,984
BellSouth Corporation	483,700	12,319,839
Citizens Communications Company (a)	72,767	862,289
SBC Communications, Inc.	870,428	20,333,198
Sprint Corp – FON Group	234,700	3,313,964
Telephone and Data Systems, Inc.	13,500	720,495
Verizon Communications	715,422	24,939,611
		72,959,540

Utilities — 0.8%
AGL Resources, Inc.	16,600	455,172
Cascade Natural Gas Corporation	2,900	56,115
Cleco Corporation	12,200	195,200
Energen Corporation	8,900	308,830
IDACORP, Inc.	9,700	263,355
KeySpan Corporation	41,000	1,383,750
Kinder Morgan, Inc.	32,000	1,712,000
MGE Energy, Inc.	4,400	137,852
National Fuel Gas Company	20,500	495,895
NICOR, Inc.	11,400	413,592
NiSource, Inc.	69,047	1,332,607
Northwest Natural Gas Company	6,500	185,055
Northwestern Corporation (a)	7,100	7,668
OGE Energy Corporation	20,200	402,384
Peoples Energy Corporation	9,200	377,108
Pepco Holdings, Inc.	44,400	769,008
Questar Corporation	21,200	677,340
Southern Union Company (a)	14,944	230,297
WGL Holdings	12,600	321,426
Williams Companies, Inc.	134,200	852,170
		10,576,824
Total Investments — 99.4%
(cost $1,415,797,322) (b)		$1,310,893,478
Other Assets, less liabilities — 0.6%		7,449,179
Net Assets — 100.0%		$1,318,342,657

(a)	Non–income producing security.
(b)	The aggregate cost for federal income tax purposes is $1,486,890,320, the aggregate gross unrealized appreciation is $165,555,807, and the aggregate gross unrealized depreciation is $341,552,649, resulting in net unrealized depreciation of $175,996,842.
Copyright in the Domini 400 Social IndexSM is owned by KLD Research & Analytics, Inc., and the Index is reproduced here by permission. No portion of the Index may be reproduced or distributed by any means or in any medium without the express written consent of the copyright owner.

See Notes to Financial Statements

Domini Social Bond Fund

Performance Commentary

For the year ended July 31, 2003, the Domini Social Bond Fund returned 3.33%, while the Lehman Brothers Intermediate Aggregate Index (LBIA) returned 4.85%.

Since the end of the war in Iraq, the U.S. economy has shown signs of recovering from the recession that officially ended late in 2001. Gross Domestic Product (the value of all goods and services produced) increased by 2.4% in the second quarter of 2003 following two quarters of lukewarm 1.4% growth. Defense spending jumped 45% from the first quarter to the second quarter of 2003, the most since the start of the Korean War. A pickup in consumer spending and business investment was particularly encouraging. The Federal Reserve has clearly stated its intention to keep short-term interest rates low "for the foreseeable future." Public statements by Fed Chairman Alan Greenspan and other Fed officials indicate that "the foreseeable future" could well last through 2004. Nevertheless, a sustained recovery may well be impossible until the employment picture improves. The economy has lost 328,000 jobs thus far in 2003, and the manufacturing sector has suffered net job losses for 36 consecutive months.

In keeping with the Fund's goal of minimizing volatility, the core investments of the Fund are high-quality U.S. government agency bonds and mortgage-backed securities. These securities are less prone than other bonds to event risk such as a sudden drop in credit quality due to a takeover or other unexpected bad news. No bond investor can be fully insulated from market risk, but the Fund seeks to minimize its credit risks.

One area of concentration is mortgage-backed securities, which as a group constituted approximately 19% of the Fund's holdings as of July 31, 2003. The Fund owns Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac mortgage-backed securities. Freddie Mac was involved in controversy in June, when its president and COO was fired, its CFO resigned, and its CEO suddenly retired amid allegations of accounting irregularities and the launching of investigations by the Securities and Exchange Commission and the U.S. Attorney's office. Freddie Mac's stock declined but the returns of its bonds were not affected. The Fund will continue to monitor the situation. Ginnie Mae is a wholly owned government corporation that guarantees privately issued securities

Domini Social Bond Fund—Performance Commentary

backed by pools of mortgages insured by the Federal Housing Administration, the Department of Veterans Affairs, and the Department of Agriculture under the Rural Housing Service Program. Fannie Mae and Freddie Mac are government-chartered, but shareholder-owned, corporations whose mandate is to enhance liquidity in the secondary mortgage markets. The Fund also has approximately 48% of its portfolio invested in direct obligations of these U.S. government agencies and government-sponsored entities.

In addition, the Fund holds investments in several high-quality bonds of corporations that have passed its social and environmental screens, as well as municipal bonds issued for public purposes. Corporate holdings as of July 31, 2003 included Avon Products, Procter & Gamble, and General Mills. Municipal holdings included Los Angeles County Community Redevelopment Agency, New Jersey Economic Development Authority, and Yazoo County, Mississippi.

The Domini Social Bond Fund is managed by Domini Social Investments LLC and submanaged by ShoreBank, the nation's oldest and largest community development bank. ShoreBank was founded with the purpose of serving the financial needs of residents and businesses in traditionally underserved urban areas. David J. Oser, Senior Vice President, Investments (since 1994), leads the team at ShoreBank responsible for the management of the Fund.

Past performance is no guarantee of future results. Total return for the Domini Social Bond Fund is based on the Fund's net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured or guaranteed. The Fund is subject to market risks that will cause investment return, principal value, and yield to fluctuate. You may lose money. The Fund's community development investments may be unrated and may carry greater risks than the Fund's other holdings. The Fund currently holds a large percentage of its portfolio in mortgage-backed securities, which during periods of falling interest rates may prepay the principal due, which may lower the Fund's return by causing it to reinvest at lower interest rates.
The Lehman Brothers Intermediate Aggregate Index (LBIA) is an unmanaged index of intermediate investment-grade fixed-income securities. Investors cannot invest directly in the LBIA. Certain fees and expenses were waived during the period, and the Fund's total return would have been lower had these not been waived. The holdings mentioned above are described in the Fund's Portfolio of Investments at July 31, 2003, included herein. The composition of the Fund's portfolio is subject to change.
This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 09/03

Domini Social Bond Fund—Performance Commentary

Average Annual Total Return1

	As of 6-30-03		As of 7-31-03
	1 Year	Since Inception (6/1/00)	1 Year	Since Inception (6/1/00)
Domini Social Bond Fund (DSBF)	8.44%	9.46%	3.33%	8.07%
LBIA	8.72%	9.93%	4.85%	8.81%

Comparison of $10,000 Investment in the
Domini Social Bond Fund and LBIA1

[1]	Past performance is no guarantee of future results. The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Bond Fund is based on the Fund's net asset values and assumes all dividends and capital gains were reinvested. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate. You may lose money. The Lehman Brothers Intermediate Aggregate Index (LBIA) is an unmanaged index of intermediate investment-grade fixed-income securities. Investors cannot invest directly in the LBIA. The table and the graph comprise actual mutual fund performance after all expenses. Certain fees and expenses payable by the Fund were waived during the period, and the Fund's average annual total returns would have been lower had these not been waived.
This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 09/03

Domini Social Bond Fund

Social Impact

One of the Domini Social Bond Fund's notable features is its ongoing commitment to investing a portion of its assets in direct community development investments. As of July 31, 2003, the Fund held investments in 27 community development banks, credit unions, and loan funds, including Albina Community Bank, Dakotaland Federal Credit Union, and Institute for Community Economics. Recent investments have included the institutions described below. For profiles of these and other community development investments, visit www.domini.com, go to Domini Social Bond Fund, and select Real-Life Success Stories.

Lower East Side People's Federal Credit Union is a federally chartered and regulated nonprofit community development credit union that serves low- and moderate-income people on the Lower East Side of New York City. According to LESPFCU, since its inception in 1986, it has reinvested over $15 million in loans in the community, where it has nearly 4,000 members. The credit union has assets of over $10 million.

The credit union was instrumental in helping Francisca Montero, a young Dominican-American dentist, to open her own practice in the neighborhood after being turned down for loans by several other lenders. "I joined the Credit Union and in very little time I got the financing I needed to get started. LESPFCU believed in me and my dream and gave me a chance that other lenders would not. On May 23, 2002, I opened my dental office: Angel's Touch."

NorthSide Community Federal Credit Union, located on the north side of Chicago, is a nonprofit cooperative financial institution owned and controlled by its members. Founded in 1974, the credit union states that it has over 3,300 members and other $8 million in total assets.

NorthSide provides an alternative to high-interest "payday lenders" who, the credit union says, "trap people in a cycle of ongoing debt."  When Marisol Martinez came to the credit union in November 2001, she had seven payday loans with outstanding totals of nearly $2,900. Since the summer she had paid over $3,000 in interest without any decrease in principal. An hour after she came in, Ms. Martinez had a loan to help her escape this trap. Instead of paying 521%

Domini Social Bond Fund—Social Impact

to 574% interest on her payday loans, she was paying 9.75% to NorthSide. Her total interest of $89 over six months was only slightly more than what one of her payday loans would have charged her for two weeks.

OneUnited Bank, the largest African American–owned bank in the U.S., was created by the merger of Boston Bank of Commerce, Peoples National Bank of Commerce, Founders National Bank of Los Angeles, and Family Savings Bank. With assets of $499 million, it operates in Massachusetts, California, and Florida.

In 2002, OneUnited introduced a membership program that eliminates most banking costs for all customers, from individuals to businesses and nonprofit organizations, by charging a low monthly membership fee. No minimum balances are required to avoid fees, and there are no check cashing or transaction fees. Membership is free for customers who are 18 or younger, or 65 or older, and for matriculating students.

Past performance is no guarantee of future results. Total return for the Domini Social Bond Fund is based on the Fund's net asset values and assumes all dividends and capital gains were reinvested. The Fund is subject to market risks and is not insured. You may lose money. As of July 31, 2003, Lower East Side People's Federal Credit Union, NorthSide Community Federal Credit Union, and OneUnited Bank each represented 0.21% of the Domini Social Bond Fund's portfolio. Some of the Fund's community development investments may be unrated and may carry greater risks than its other investments. The Fund currently holds a large percentage of its portfolio in mortgage-backed securities. During periods of falling interest rates these securities may prepay the principal due, which may lower the Fund's return by causing it to reinvest at lower interest rates.
The composition of the Fund's portfolio is subject to change. This material should not be considered a recommendation of the financial attractiveness as an investment of any of the issuers mentioned. This material must be preceded or accompanied by the Fund's current prospectus. Domini Social Investments LLC and ShoreBank are not affiliated. DSIL Investment Services LLC, Distributor. 09/03

Domini Social Bond Fund
Portfolio of Investments

July 31, 2003

	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations — 47.5%
Fannie Mae:
4.125%, 6/30/2014	$500,000	$461,438
4.625%, 5/1/2013	500,000	466,993
5.000%, 4/15/2013	500,000	490,030
5.250%, 6/15/2006	1,000,000	1,072,930
5.740%, 1/21/2009	500,000	509,530
6.250%, 2/1/2011	500,000	536,687
7.125%, 2/15/2005	1,000,000	1,082,147
7.125%, 6/15/2010	500,000	578,533
7.160%, 5/11/2005	500,000	545,770
Federal Agriculture Mortgage Corporation:
6.680%, 6/10/2014	1,000,000	1,136,352
Federal Farm Credit Bank:
4.300%, 11/28/2006	550,000	575,112
5.375%, 2/15/2007	1,000,000	1,078,196
5.480%, 9/22/2008	500,000	541,406
5.490%, 12/22/2008	500,000	540,440
5.500%, 8/15/2008	250,000	269,608
5.575%, 2/17/2009	555,000	601,510
5.655%, 12/18/2008	150,000	152,439
5.700%, 3/3/2009	500,000	545,086
5.750%, 5/15/2008	500,000	547,201
5.750%, 1/18/2011	500,000	535,724
5.800%, 9/2/2008	450,000	494,101
6.185%, 5/6/2008	500,000	557,562
6.300%, 6/6/2011	250,000	276,691
6.625%, 8/27/2007	500,000	562,583
6.625%, 11/15/2010	465,000	524,259
7.375%, 2/12/2010	500,000	587,053
7.625%, 5/14/2010	1,100,000	1,306,491
Freddie Mac:
4.000%, 6/12/2013	1,250,000	1,130,423
4.750%, 3/18/2013	1,000,000	971,524
5.125%, 10/15/2008	500,000	529,400
5.125%, 7/15/2012	500,000	504,606
5.500%, 7/15/2006	1,000,000	1,079,605
6.095%, 3/1/2006	500,000	545,157
6.704%, 1/9/2007	1,000,000	1,121,753
U.S. Small Business Administration:
506595, 1.625%, VR, 10/25/2021	236,171	236,507
Total U.S. Government Agency Obligations (Cost $22,343,494)		22,694,847

Domini Social Bond Fund / Portfolio of Investments (Continued)
July 31, 2003

	Principal Amount	Value (Note 1)

U.S. Government Agency Mortgage Securities — 18.6%
Fannie Mae:
13743, 7.250%, VR, 11/1/2019	$39,309	$41,274
13787, 6.871%, VR, 12/1/2018	73,238	76,698
213778, 4.454%, VR, 10/1/2023	43,799	44,844
250168, 8.000%, 12/1/2009	159,546	171,891
252120, 7.500%, 8/1/2025	153,296	163,651
356013, 4.305%, VR, 12/1/2027	19,300	19,803
397629, 4.542%, VR, 9/1/2027	2,318	2,369
402999, 4.375%, VR, 10/1/2027	5,071	5,206
456070, 6.460%, VR, 8/1/2028	26,856	26,893
50969, 6.500%, 12/1/2003	4,112	4,151
526882, 4.065%, VR, 2/1/2029	64,038	65,645
557072, 3.046%, VR, 6/1/2040	323,327	330,807
Fannie Mae CMO:
1990-99 K, 6.500%, 8/25/2020	67,671	70,198
1991-158 F, 2.940%, VR, 12/25/2021	50,791	51,937
1993-106 Z, 7.000%, 6/25/2013	33,572	33,696
1993-160 FG, 3.508%, VR, 9/25/2023	6,692	6,684
1993-192 FC, 3.680%, VR, 10/25/2008	97,996	98,241
1994-59 PK, 6.000%, 3/25/2024	47,413	47,733
Freddie Mac:
410674, 3.625%, VR, 7/1/2028	13,459	13,944
786612, 4.135%, VR, 6/1/2028	162,842	166,649
788349, 6.127%, VR, 7/1/2031	102,387	104,129
845025, 4.451%, VR, 12/1/2018	61,011	62,964
845645, 4.372%, VR, 4/1/2029	154,387	158,674
865105, 7.369%, VR, 5/1/2016	32,688	33,818
C0-0716, 6.000%, 2/1/2029	186,849	189,124
C43463, 7.500%, 10/1/2030	195,594	207,934
E89374, 5.500%, 4/1/2017	730,094	744,319
Freddie Mac CMO:
1208 D, 3.130%, VR, 2/15/2022	82,433	84,014
1634 PW, 4.000%, 11/15/2022	121,613	122,257
2114 L, 6.000%, 4/15/2026	1,000,000	1,009,327
2302 J, 6.500%, 4/15/2031	450,000	458,277
2537 MA, 6.000%, 2/15/2031	2,594	2,591
Government National Mortgage Association:
002038, 8.500%, 7/20/2025	56,146	60,544
002380, 8.500%, 2/20/2027	160,974	172,691
008471, 5.750%, VR, 8/20/2024	22,720	23,464
008857, 5.625%, VR, 10/20/2021	82,068	84,819
008971, 5.750%, VR, 9/20/2026	81,519	84,202
080181, 4.375%, VR, 3/20/2028	26,250	26,948
489591, 6.250%, 2/15/2029	228,070	235,248
501831, 6.250%, 4/15/2014	237,186	248,827
513793, 7.000%, 7/15/2029	76,160	80,000

Domini Social Bond Fund / Portfolio of Investments (Continued)
July 31, 2003

	Principal Amount	Value (Note 1)
U.S. Government Agency Mortgage Securities (Continued)
Government National Mortgage Association (Continued):
569143, 7.050%, 2/15/2032	$609,080	$667,656
570276, 6.500%, 1/15/2032	551,890	571,577
80020, 5.625%, 12/20/2026	37,443	38,784
80027, 4.375%, VR, 1/20/2027	31,882	32,746
80029, 4.375%, VR, 1/20/2027	68,371	70,187
80198, 5.375%, 5/20/2028	359,381	370,508
Government National Mortgage Association CMO:
2002-66 CB, 4.250%, 12/16/2030	1,000,000	1,010,693
2002-86 VJ, 5.500%, 4/20/2028	500,000	503,907
Total U.S. Government Agency Mortgage Securities (Cost $8,720,983)		8,902,543
Corporate Obligations — 15.8%
African Development Bank, 6.750%, 10/1/2004	200,000	210,971
Avon Products, Inc., 4.200%, 7/15/2018	250,000	218,427
Bottling Group LLC, 4.625%, 11/15/2012	250,000	243,000
CIGNA Corporation, 8.250%, 1/1/2007	600,000	673,568
Emerson Electric Company, 7.875%, 6/1/2005	135,000	148,843
First Tennessee National Corporation, 4.500%, 5/15/2013	500,000	471,478
General Mills Incorporated, 5.125%, 2/15/2007	500,000	533,246
GTE Southwest, Inc., 6.230%, 1/1/2007	100,000	109,636
Hershey Foods Corporation, 6.700%, 10/1/2005	145,000	158,752
Hewlett-Packard Company, 5.750%, 12/15/2006	500,000	545,291
Illinois Tool Works, Inc., 5.750%, 3/1/2009	258,000	280,871
Johnson Controls, Inc., 7.700%, 3/1/2015	196,000	231,442
Kinder Morgan, Inc., 6.500%, 9/1/2012	300,000	323,297
Kroger Company, 7.250%, 6/1/2009	250,000	278,800
McDonald's Corporation, 5.950%, 1/15/2008	251,000	272,382
Pitney Bowes, Inc., 5.950%, 2/1/2005	75,000	79,110
Procter & Gamble Company, 8.500%, 8/10/2009	250,000	305,440
Safeway Inc., 7.500%, 9/15/2009	305,000	344,260
Target Corporation, 5.875%, 3/1/2012	500,000	530,776
TIAA Global Markets, 5.000%, 3/1/2007	500,000	530,828
U.S. Central Credit Union, 2.750%, 5/30/2008	500,000	478,302
WAMMS 2003-MS4 2A9, 5.750%, 2/25/2033	22,886	23,056
Washington Mutual Bank, 6.875%, 6/15/2011	500,000	564,368
Total Corporate Obligations (Cost $7,489,860)		7,556,144
Corporate Nonprofit Obligations — 0.6%
American Red Cross, 6.880%, 11/15/2004	280,000	298,320
Total Corporate Nonprofit Obligations (Cost $288,183)		298,320
State & Municipal Obligations — 8.8%
Detroit Development, 7.330%, 7/1/2006	250,000	281,308
Hudson County, NJ Improvement Authority, 7.240%, 9/1/2008	195,000	223,622
Hudson County, NJ Improvement Authority, 7.290%, 9/1/2009	175,000	201,546

Domini Social Bond Fund / Portfolio of Investments (Continued)
July 31, 2003

	Principal Amount	Value (Note 1)
State & Municipal Obligations (Continued)
Los Angeles, CA Community Redevelopment Agency, 6.600%, 9/1/2020	$515,000	$552,435
New Jersey Economic Development Authority, 3.700%, 4/1/2008	200,000	198,724
North Carolina State University at Raleigh, 6.160%, 10/1/2009	400,000	436,972
Pittsburgh, PA Urban Redevelopment Authority, 7.460%, 5/1/2006	295,000	329,657
Portland, OR Urban Renewal and Redevelopment, 6.690%, 6/15/2004	100,000	104,263
Sparks Regional Medical Center 144A, 6.650%, 6/15/2012	1,000,000	980,610
State of Mississippi, 3.510%, 11/1/2009	500,000	486,300
Yazoo County, MS, 4.200%, 9/1/2008	225,000	227,556
Ypsilanti, MI, 5.100%, 11/1/2011	205,000	206,016
Total State & Municipal Obligations (Cost $4,299,774)		4,229,009
Direct Community Development Investments — 0.5%
Institute for Community Economics, 1.750%, 12/31/2003 (a)	250,000	250,650
Total Direct Community Development Investments (Cost $250,000)		250,650
Cash Equivalents — 7.4%
Community Development Certificates of Deposit:
Albina Community Bank, 1.094%, 7/29/2004 (a)	100,000	100,000
Central Appalachian Peoples Federal Credit Union, 1.350%, 4/11/2004 (a)	100,000	100,000
Central Bank of Kansas City, 1.250%, 5/29/2004 (a)	100,000	100,000
Citizens Savings Bank & Trust, 2.500%, 8/30/2003 (a)	100,000	100,000
City First Bank of D.C., 1.980%, 2/5/2004 (a)	100,000	100,000
City National Bank of Newark, NJ, 1.700%, 11/14/2003 (a)	100,000	100,000
Dakotaland Federal Credit Union, 1.600%, 4/22/2004 (a)	100,000	100,000
Delta Southern Bank, 1.500%, 6/20/2004 (a)	100,000	100,000
Douglass National Bank, 2.500%, 10/12/2003 (a)	100,000	100,000
Elk Horn Bank & Trust Co., 1.500%, 6/20/2004 (a)	100,000	100,000
First National Bank of Phillips County, 1.500%, 6/26/2004 (a)	100,000	100,000
Harbor Bank of Maryland, 1.250%, 7/25/2004 (a)	100,000	100,000
Legacy Bank, 1.700%, 7/26/2004 (a)	100,000	100,000
Liberty Bank and Trust Co., 1.400%, 12/5/2003 (a)	100,000	100,000
Louisville Community Development Bank, 1.000%, 6/25/2004 (a)	100,000	100,000
Lower East Side People's Federal Credit Union, 1.500%, 12/6/2003 (a)	100,000	100,000
Mission Community Bank, 2.100%, 12/3/2003 (a)	100,000	100,000
NorthSide Community Federal Credit Union, 1.250%, 6/27/2004 (a)	100,000	100,000
OneUnited Bank, 2.000%, 8/27/2003 (a)	100,000	100,000
Quitman/Tri-County Federal Credit Union, 1.000%, 7/29/2004 (a)	100,000	100,000
Self-Help Credit Union, 1.550%, 12/13/2003 (a)	100,000	100,000
Southern Oregon Federal Credit Union, 2.400%, 10/10/2003 (a)	100,000	100,000
University National Bank, 1.940%, 7/26/2004 (a)	100,000	100,000
Vermont Development Credit Union, 1.950%, 7/21/2004 (a)	100,000	100,000
Wainwright Bank & Trust Company, 1.790%, 5/9/2004 (a)	100,000	100,000

Domini Social Bond Fund / Portfolio of Investments (Continued)
July 31, 2003

	Principal Amount	Value (Note 1)
Cash Equivalents (Continued)
Investment in Repurchase Agreements:
Investors Bank & Trust, dated 7/31/2003, 0.700%, due 8/1/2003, maturity amount $650,858 (collaterized by U.S. Government Agency Mortgage Securities, Government National Mortgage Association 28480, 5.75%, 8/20/2024, market value $683,388)	$650,845	$650,845
Money Market Demand Accounts:
Communitywide Federal Credit Union, 2.500%, 9/30/2003 (a)	100,000	100,000
Self-Help Credit Union, 1.140%, 8/1/2003 (a)	204,171	204,171
University National Bank, 1.980%, 8/1/2003 (a)	100,355	100,356
Total Cash Equivalents (Cost $3,555,372)		3,555,372
Total Investments in Securities — 99.2%
(Cost $46,947,666) (b)		47,486,885
Other Assets, less liabilities — 0.8%		365,720
Net Assets — 100.0%		$47,852,605

(a)	Securities (other than short-term obligations with remaining maturities of less than 60 days) for which there are no such quotations or valulations are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.
(b)	The aggregate cost for book and federal income tax purposes is $46,947,666. The aggregate gross unrealized appreciation is $1,190,193, and the aggregate gross unrealized depreciation is $650,974, resulting in net unrealized appreciation of $539,219.
CMO — Collateralized Mortgage Obligation
VR — Variable interest rate. Rate shown is that on July 31, 2003.
144A — Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.

See Notes to Financial Statements

Financial Statements

Domini Social Index Portfolio

Statement of Assets and Liabilities

July 31, 2003

ASSETS:
Investments at value (Cost $1,415,797,322)	$1,310,893,478
Cash	5,873,590
Dividends receivable	1,853,243
Total assets	1,318,620,311
LIABILITIES:
Accrued expenses (Note 2)	277,654
Total liabilities	277,654
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS	$1,318,342,657

See Notes to Financial Statements

Domini Social Index Portfolio

Statement of Operations

Year Ended July 31, 2003

INVESTMENT INCOME
Dividends		$18,491,907
EXPENSES
Management fee (Note 2)	$2,383,240
Custody fees (Note 3)	238,909
Professional fees	211,750
Trustees fees	44,791
Miscellaneous	12,400
Total expenses	2,891,090
Fees paid indirectly (Note 3)	(47,001)
Expenses paid and fee waived by manager (Note 2)	(120,067)
Net expenses		2,724,022

NET INVESTMENT INCOME		15,767,885
Net realized loss on investments
Proceeds from sales	$142,322,292
Cost of securities sold	(261,023,402)
Net realized loss on investments		(118,701,110)
Net changes in unrealized depreciation of investments
Beginning of period	$(347,525,759)
End of period	(104,903,844)
Net change in unrealized depreciation		242,621,915
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$139,688,690

See Notes to Financial Statements

Domini Social Index Portfolio

Statements of Changes in Net Assets

	Year Ended July 31, 2003	Year Ended July 31, 2002
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income	$15,767,885	$15,910,596
Net realized loss on investments	(118,701,110)	(142,946,751)
Net change in unrealized depreciation of investments	242,621,915	(261,123,037)
Net Increase/(Decrease) in Net Assets Resulting from Operations	139,688,690	(388,159,192)
Transactions in Investors' Beneficial Interest:
Additions	249,027,799	309,789,675
Reductions	(309,700,811)	(411,308,581)
Net Decrease in Net Assets from Transactions in Investors' Beneficial Interests	(60,673,012)	(101,518,906)
Total Increase/(Decrease) in Net Assets	79,015,678	(489,678,098)
NET ASSETS:
Beginning of period	1,239,326,979	1,729,005,077
End of period	$1,318,342,657	$1,239,326,979

See Notes to Financial Statements

Domini Social Index Portfolio

Financial Highlights

	Year Ended July 31,
	2003		2002		2001		2000		1999
Net assets (in millions)	$1,318		$1,239		$1,729		$1,974		$1,347
Total return	11.72%		–24.79%		–18.98%		7.15%		24.04%
Ratio of net investment income to average net assets	1.32	%(1)	1.02%		0.78%		0.70	%(1)	0.84	%(1)
Ratio of expenses to average net assets	0.23	%(1)(2)	0.22	%(2)	0.22	%(2)	0.24	%(1)(2)	0.24	%(1)(2)
Portfolio turnover rate	8%		13%		19%		9%		8%

(1)	Reflects an expense reimbursement and fee waiver by the Manager of 0.01%, 0.002%, and 0.01% for the years ended July 31, 2003, 2000, and 1999, respectively. Had the Manager not waived its fee and reimbursed expenses, the ratio of expenses to average net assets would have been 0.24%, 0.24%, and 0.25%, for the years ended July 31, 2003, 2000, and 1999, respectively.
(2)	Ratio of expenses to average net assets for the years ended July 31, 2003, 2002, 2001, 2000, and 1999, include indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 0.23%, 0.22%, 0.21%, 0.21%, and 0.20%, for the years ended July 31, 2003, 2002, 2001, 2000, and 1999, respectively.

See Notes to Financial Statements

Domini Social Index Portfolio
Notes to Financial Statements

July 31, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Domini Social Index Portfolio is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company that was organized as a trust under the laws of the State of New York on June 7, 1989. The Portfolio intends to correlate its investment portfolio as closely as is practicable with the Domini 400 Social Index,SM which is a common stock index developed and maintained by KLD Research & Analytics, Inc. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio. The Portfolio commenced operations effective on August 10, 1990, and began investment operations on June 3, 1991.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Portfolio's significant accounting policies.

(A) Valuation of Investments. The Portfolio values securities listed or traded on national securities exchanges at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the "NOCP"). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Portfolio's Board of Trustees.

(B) Dividend Income. Dividend income is recorded on the ex-dividend date.

Domini Social Index Portfolio / Notes to Financial Statements (Continued)
July 31, 2003

(C) Federal Taxes. The Portfolio will be treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. federal income tax. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

(D) Other. Investment transactions are accounted for on the trade date. Gains and losses are determined on the basis of identified cost.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager. Domini Social Investments LLC (Domini) is registered as an investment adviser under the Investment Advisers Act of 1940. The services provided by Domini consist of investment supervisory services, overall operational support and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, Domini receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20%. For the year ended July 31, 2003, Domini waived fees totalling $120,067.

(B) Submanager. SSgA Funds Management, Inc. (SSgA) provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with Domini. SSgA does not determine the composition of the Domini 400 Social Index.SM  The Index's composition is determined by KLD Research & Analytics, Inc.

3. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, for the year ended July 31, 2003, aggregated $97,512,592 and $142,322,292, respectively. For the year ended July 31, 2003, custody fees of the Portfolio were reduced by $47,001, which was compensation for uninvested cash left on deposit with the custodian.

Independent Auditors' Report

The Board of Trustees and Investors
Domini Social Index Portfolio:

We have audited the accompanying statement of assets and liabilities of Domini Social Index Portfolio (the "Portfolio"), including the portfolio of investments, as of July 31, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Social Index Portfolio as of July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
September 5, 2003

Domini Social Equity Fund

Statement of Assets and Liabilities

July 31, 2003

ASSETS:
Investment in Domini Social Index Portfolio, at value (Note 1)	$1,099,119,913
Receivable for capital shares	1,069,274
Total assets	1,100,189,187
LIABILITIES:
Payable for capital shares	736,336
Accrued expenses	635,492
Total liabilities	1,371,828
NET ASSETS	$1,098,817,359
NET ASSETS CONSIST OF:
Paid-in capital	$1,348,090,538
Undistributed net investment income	937,283
Accumulated net realized loss from Portfolio	(223,811,793)
Net unrealized depreciation from Portfolio	(26,398,669)
$1,098,817,359
Shares outstanding	44,756,425
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($1,098,817,359 ÷ 44,756,425)	$24.55

See Notes to Financial Statements

Domini Social Equity Fund

Statement of Operations

Year Ended July 31, 2003

INCOME:
Investment income from Portfolio	$15,194,794
Expenses from Portfolio	(2,237,787)
Net investment income from Portfolio	12,957,007
EXPENSES:
Sponsor fee (Note 2)	4,889,609
Distribution fees (Note 2)	2,444,805
Transfer agent fees	2,185,426
Miscellaneous	209,215
Professional Fees	125,061
Printing	87,898
Shareholder communication	58,405
Trustees fees	29,629
Accounting fees	6,917
Total Expenses	10,036,965
Fees Waived by Manager (Note 2)	(3,269,218)
Net Expenses	6,767,747
NET INVESTMENT INCOME	6,189,260
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM PORTFOLIO:
Net realized loss from Portfolio	(97,662,297)
Net change in unrealized depreciation from Portfolio	203,619,821
Net realized and unrealized gain from Portfolio	105,957,524
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$112,146,784

See Notes to Financial Statements

Domini Social Equity Fund

Statements of Changes in Net Assets

	Year Ended July 31, 2003	Year Ended July 31, 2002
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income	$6,189,260	$3,683,947
Net realized loss from Portfolio	(97,662,297)	(107,279,817)
Net change in unrealized depreciation from Portfolio	203,619,821	(195,953,316)
Net Increase/(Decrease) in Net Assets Resulting from Operations	112,146,784	(299,549,186)
Distributions and Dividends:
Dividends to shareholders from net investment income	(6,559,313)	(2,865,381)
Distributions to shareholders from net realized gain	—	(110,334,364)
Net Decrease in Net Assets from Distributions and Dividends	(6,559,313)	(113,199,745)
Capital Share Transactions:
Proceeds from sale of shares	204,683,503	210,913,193
Net asset value of shares issued in reinvestment of distributions and dividends	6,190,636	107,215,444
Payments for shares redeemed	(186,477,589)	(217,450,376)
Net Increase in Net Assets from Capital Share Transactions	24,396,550	100,678,261
Total Increase/(Decrease) in Net Assets	129,984,021	(312,070,670)
NET ASSETS:
Beginning of period	968,833,338	1,280,904,008
End of period (including undistributed net investment income of $937,283 and $1,307,336, respectively)	$1,098,817,359	$968,833,338
OTHER INFORMATION
Share Transactions:
Sold	9,223,073	7,708,817
Issued in reinvestment of distributions and dividends	272,352	3,904,490
Redeemed	(8,402,929)	(8,120,231)
Net Increase	1,092,496	3,493,076

See Notes to Financial Statements

Domini Social Equity Fund

Financial Highlights

	Year Ended July 31,
	2003		2002		2001		2000		1999
For a share outstanding for the period:
Net asset value, beginning of period	$22.19		$31.89		$39.98		$37.21		$30.86
Income from investment operations:
Net investment income/(loss)	0.14		0.08		0.02		(0.02)		0.02
Net realized and unrealized gain/(loss) on investments	2.37		(6.96)		(7.12)		3.06		6.81
Total income from investment operations	2.51		(6.88)		(7.10)		3.04		6.83
Less dividends and distributions:
Dividends to shareholders from net investment income	(0.15)		(0.07)		(0.01)		—	*	(0.03)
Distributions to shareholders from net realized gain	—		(2.75)		(0.98)		(0.27)		(0.45)
Total distributions	(0.15)		(2.82)		(0.99)		(0.27)		(0.48)
Net asset value, end of period	$24.55		$22.19		$31.89		$39.98		$37.21
Total return	11.36%		(23.26)%		(17.87)%		8.16%		22.26%
Portfolio turnover**	8%		13%		19%		9%		8%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$1,099		$969		$1,281		$1,471		$1,083
Ratio of expenses to average net assets	0.92	%(1)	0.92	%(1)	0.93	%(1)	0.96	%(1)	0.98	%(1)
Ratio of net investment income/(loss) to average net assets	0.63%		0.32%		0.06%		(0.05)%		0.06%

*	Amount represents less than $0.005 per share.
**	For the Portfolio in which the Fund invests.
(1)	Reflects a waiver of fees by the Manager of the Portfolio and the Sponsor of the Fund. Had the Manager and the Sponsor not waived their fees, the ratio of expenses to average net assets would have been 1.26%, 1.15%, 1.14%, 1.01%, and 0.99%, for the years ended July 31, 2003, 2002, 2001, 2000, and 1999, respectively.

See Notes to Financial Statements

Domini Social Equity Fund
Notes to Financial Statements

July 31, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

The Domini Social Equity Fund is a series of the Domini Social Investment Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund invests substantially all of its assets in the Domini Social Index Portfolio, a diversified, open-end management investment company having the same investment objectives as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 83.4% at July 31, 2003). The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund's significant accounting policies.

(A) Valuation of Investments. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(B) Investment Income and Dividends to Shareholders. The Fund earns income daily, net of portfolio expenses, on its investments in the Portfolio. Dividends to shareholders are usually declared and paid semiannually from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually.

(C) Federal Taxes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if

Domini Social Equity Fund / Notes to Financial Statements (Continued)
July 31, 2003

any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

(D) Other. All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata on a daily basis among the Fund and the other investors in the Portfolio.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager. The Portfolio has retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services, including the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, Domini receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Portfolio's average daily net assets.

(B) Submanager. SSgA Funds Management, Inc. (SSgA) provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with Domini. SSgA does not determine the composition of the Domini 400 Social Index.SM  The Index's composition is determined by KLD Research & Analytics, Inc.

(C) Sponsor. Pursuant to a Sponsorship Agreement, Domini provides the Fund with the administrative personnel and services necessary to operate the Fund. In addition to general administrative services and facilities for the Fund similar to those provided by Domini to the Portfolio under the Management Agreement, Domini answers questions from the general public and the media regarding the composition of the Index and the securities holdings of the Portfolio. For these services and facilities, Domini receives fees accrued daily and paid monthly from the Fund at an annual rate equal to 0.50% of the average daily net assets of the Fund. Domini has reduced its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (including the Fund's share of the Portfolio's expenses but excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses) at no greater than 0.92% of the average daily net assets of the Fund since January 1, 2001. The waiver currently in effect is contractual and expires on November 30, 2003. For the year ended July 31, 2003, Domini waived fees totalling $3,269,218.

Domini Social Equity Fund / Notes to Financial Statements (Continued)
July 31, 2003

(D) Distributor. The Trustees of the Fund have adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. Under the Distribution Plan, the Fund pays expenses incurred in connection with the sale of Fund shares and pays DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the Fund's average daily net assets.

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2003, additions and reductions in the Fund's investment in the Portfolio aggregated $204,754,550 and $193,443,280, respectively.

4. FEDERAL TAX STATUS

The tax basis of components of net assets at July 31, 2003 is as follows:

Undistributed ordinary income	$937,283
Accumulated loss carryforwards (ALC)	(154,461,348)
Unrealized appreciation/(depreciation)	(95,749,114)
Distributable net earnings/(deficit)	$(249,273,179)

The Fund has accumulated capital loss carryforwards of $141,284,431 of which $141,284,431 will expire in the year 2011. To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

The Fund's ALC reflects net realized capital losses of $13,176,917 incurred during the period from November 1, 2002 through July 31, 2003. These losses are deferred and will be recognized on August 1, 2003 for tax purposes.

For federal income tax purposes, dividends paid during the year ended July 31, 2003 were characterized as follows:

Ordinary income	$6,559,313
Long-term capital gain	0
Total	$6,559,313

For corporate shareholders, 100% of dividends paid from net investment income were eligible for the corporate dividends received deduction. The Fund intends to designate the maximum amount allowable as qualified dividend income.

Independent Auditors' Report

The Board of Trustees and Shareholders
Domini Social Equity Fund:

We have audited the accompanying statement of assets and liabilities of Domini Social Equity Fund (the "Fund") as of July 31, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Social Equity Fund as of July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
September 5, 2003

Domini Social Bond Fund

Statement of Assets and Liabilities

July 31, 2003

ASSETS:
Investments at value (cost $46,947,666)	$47,486,885
Interest receivable	583,628
Receivable for capital shares	13,213
Total assets	48,083,726
LIABILITIES:
Payable for capital shares	178,208
Accrued expenses	47,796
Dividend payable	5,117
Total liabilities	231,121
NET ASSETS	$47,852,605
NET ASSETS CONSIST OF:
Paid-in capital	$47,212,519
Accumulated net realized gain from investments	100,867
Net unrealized appreciation from investments	539,219
$47,852,605
Shares outstanding	4,362,932
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($47,852,605 ÷ 4,362,932)	10.97

See Notes to Financial Statements

Domini Social Bond Fund

Statement of Operations

Year Ended July 31, 2003

INCOME:
Interest income	$1,814,272
EXPENSES:
Transfer agent fees	176,802
Management fee (Note 2)	160,987
Administrative fee (Note 2)	100,617
Distribution fees (Note 2)	100,617
Accounting and custody	98,380
Professional fees	27,157
Printing	14,781
Registration	6,109
Miscellaneous	2,644
Trustees fees	1,056
Total Expenses	689,150
Fees Waived and Expenses Reimbursed (Note 2)	(307,222)
Net Expenses	381,928
NET INVESTMENT INCOME	1,432,344
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	115,536
Net change in unrealized appreciation on investments	(566,810)
Net realized and unrealized loss from investments	(451,274)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$981,070

See Notes to Financial Statements

Domini Social Bond Fund

Statements of Changes in Net Assets

	Year Ended July 31, 2003	Year Ended July 31, 2002
INCREASE/(DECREASE) IN NET ASSETS:
From Operations:
Net investment income	$1,432,344	$974,783
Net realized gain on investments	115,536	95,513
Net change in unrealized gain on investments	(566,810)	684,057
Net Increase in Net Assets Resulting from Operations	981,070	1,754,353
Distributions and Dividends:
Dividends to shareholders from net investment income	(1,432,344)	(974,783)
Distributions to shareholders from net realized gain	(92,517)	(159,319)
Net Decrease in Net Assets from Distributions and Dividends	(1,524,861)	(1,134,102)
Capital Share Transactions:
Proceeds from sale of shares	23,150,485	19,914,204
Net asset value of shares issued in reinvestment of dividends	1,465,652	1,028,016
Payment for shares redeemed	(8,237,778)	(3,558,823)
Net Increase in Net Assets from Capital Share Transactions	16,378,359	17,383,397
Total Increase in Net Assets	15,834,568	18,003,648
NET ASSETS:
Beginning of period	32,018,037	14,014,389
End of period (including undistributed net investment income of $0 and $0, respectively)	$47,852,605	$32,018,037
OTHER INFORMATION
Share Transactions:
Sold	2,064,515	1,836,010
Issued in reinvestments of dividends	130,875	94,945
Redeemed	(735,383)	(328,256)
Net Increase	1,460,007	1,602,699

See Notes to Financial Statements

Domini Social Bond Fund

Financial Highlights

	Year Ended July 31, 2003		Year Ended July 31, 2002		Year Ended July 31, 2001		For the Period June 1, 2000* to July 31, 2000
For a share outstanding for the period:
Net asset value, beginning of period	$11.03		$10.78		$10.07		$10.00
Income from investment operations:
Net investment income	0.40		0.48		0.56		0.09
Net realized and unrealized gain/(loss) on investments	(0.03)		0.34		0.71		0.07
Total income from investment operations	0.37		0.82		1.27		0.16
Less dividends to shareholders from net investment income	(0.40)		(0.48)		(0.56)		(0.09)
Less distributions to shareholders from realized gain	(0.03)		(0.09)		—		—
Total dividends and distributions paid to shareholders	(0.43)		(0.57)		(0.56)		(0.09)
Net asset value, end of period	$10.97		$11.03		$10.78		$10.07
Total return	3.33%		7.85%		12.92%		9.51	%**
Portfolio turnover	24%		71%		71%		18%
Ratios/supplemental data:
Net assets, end of period (000s)	$47.853		$32,018		$14,014		$4,111
Ratios of expenses to average net assets	0.95	%(1)	0.95	%(1)	0.95	%(1)	0.93	%(1)**
Ratios of net investment income to average net assets	3.56%		4.40%		5.27%		5.67	%**

*	Commencement of operations.
**	Annualized.
(1)	Reflects a waiver of fees and reimbursement of expenses by the Manager due to a contractual fee waiver. Had the Manager not waived its fees and reimbursed expenses, the ratio of expenses to average net assets would have been 1.71%, 1.85%, 2.41%, and 6.78%, for the periods ended July 31, 2003, 2002, 2001, and 2000, respectively.

See Notes to Financial Statements

Domini Social Bond Fund
Notes to Financial Statements

July 31, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

Domini Social Bond Fund is a series of the Domini Social Investment Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund seeks to provide its shareholders with a high level of current income and total return by investing in bonds and other debt instruments that meet the Fund's social and environmental criteria.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund's significant accounting policies.

(A) Valuation of Investments. Bonds and other fixed-income securities (other than obligations with maturities of 60 days or less) are valued on the basis of valuations furnished by an independent pricing service, use of which has been approved by the Board of Trustees of the Fund. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund.

Securities (other than short-term obligations with remaining maturities of less than 60 days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

Domini Social Bond Fund / Notes to Financial Statements (Continued)
July 31, 2003

(B) Repurchase Agreements. The Fund may enter into repurchase agreements with selected banks or broker-dealers. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that collateral, represented by securities (primarily U.S. government agency securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty.

(C) Investment Income and Dividends to Shareholders. Dividends to shareholders are usually declared daily and paid monthly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually.

(D) Federal Taxes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager. The Fund has retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services, including the provision of general office facilities and supervising the overall administration of the Fund. For its services under the Management Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.40% of the Fund's average daily net assets. For the period from November 30, 2002 through November 30, 2003, Domini is waiving its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses) at no greater than 0.95% of the average daily net assets of the Fund. A similar fee waiver arrangement was in effect in prior periods. For the year ended July 31, 2003, Domini waived fees and reimbursed expenses totaling $206,605.

(B) Submanager. ShoreBank provides investment submanagement services to the Fund on a day-to-day basis pursuant to a Submanagement Agreement with Domini.

Domini Social Bond Fund / Notes to Financial Statements (Continued)
July 31, 2003

(C) Administrator. Pursuant to an Administration Agreement, Domini provides oversight, administrative, and management services. Domini provides the Fund with general office facilities and supervises the overall administration. For its services under the Administration Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.25% of the Fund's average daily net assets. For the period from November 30, 2002 through November 30, 2003, Domini is waiving its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses) at no greater than 0.95% of the average daily net assets of the Fund. A similar fee arrangement was in effect in prior periods. For the year ended July 31, 2003, Domini waived fees totalling $100,617.

(D) Distributor. The Trustees of the Fund have adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. Under the Distribution Plan, the Fund pays expenses incurred in connection with the sale of Fund shares and pays DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the Fund's average daily net assets.

3. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investments, other than short-term obligations aggregated $32,758,332 and $8,791,796, respectively, for the year ended July 31, 2003.

4. FEDERAL TAX STATUS

The tax basis of components of net assets at July 31, 2003 is as follows:

Undistributed ordinary income	$56,196
Accumulated long-term gains	44,671
Unrealized appreciation/(depreciation)	539,219
Distributable net earnings/(deficit)	$640,086

For federal income tax purposes, dividends paid during the year ended July 31, 2003 were characterized as follows:

Ordinary income	$1,442,191
Long-term capital gain	82,670
Total	$1,524,861

Independent Auditors' Report

The Board of Trustees and Shareholders
Domini Social Bond Fund:

We have audited the accompanying statement of assets and liabilities of Domini Social Bond Fund (the "Fund"), including the portfolio of investments, as of July 31, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended and for the period from June 1, 2000 (commencement of operations) to July 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Social Bond Fund as of July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended and for the period from June 1, 2000 to July 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
September 5, 2003

Trustees and Officers

The following table presents information about each Trustee and each Officer of the Trust and the Portfolio as of July 31, 2003. Asterisks indicate that those Trustees and Officers are "interested persons" (as defined in the 1940 Act) of the Funds. Each Trustee and each Officer of the Trust and the Portfolio noted as an interested person is interested by virtue of his or her position with Domini as described below. Unless otherwise indicated below, the address of each Trustee and each Officer is 536 Broadway, 7th Floor, New York, NY 10012. Neither the Funds nor the Portfolio holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. No Trustee or Officer is a director of a public company or a registered investment company other than, with respect to the Trustees, the Domini Funds.

Name and Age	Position(s) Held with the Portfolio and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in the Domini Family of Funds Overseen by Trustee
Interested Trustee:
Amy L. Domini* Age: 53	Chair, President, and Trustee of the Trust and the Portfolio since 1990	President and CEO, Domini (since 2002); Manager, Domini (since 1997); Manager, DSILD (since 1998); Private Trustee, Loring, Wolcott & Coolidge (fiduciary) (since 1987); CEO, Secretary, and Treasurer, KLD Research & Analytics, Inc. (social research provider) (1990-2000); Trustee, New England Quarterly (periodical) (since 1998); Board Member, Social Investment Forum (trade organization) (1995-1999); Trustee, Episcopal Church Pension Fund (since 1994); Board Member, Financial Markets Center (nonprofit financial markets research and education resources provider) (since 2002).	4

Trustees and Officers

Name and Age	Position(s) Held with the Portfolio and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in the Domini Family of Funds Overseen by Trustee
Disinterested Trustees:
Julia Elizabeth Harris Age: 55	Trustee of the Trust and the Portfolio since 1999	Trustee, Fiduciary Trust Company (since 2001); Vice President, UNC Partners, Inc. (financial management) (since 1990); Director and Treasurer, Boom Times, Inc. (service organization) (1997-1999).	4
Kirsten S. Moy Age: 56	Trustee of the Trust and the Portfolio since 1999	Director, Economic Opportunities Program, The Aspen Institute (research and education) (since 2001); Board Member, Community Reinvestment Fund (since 2003); Consultant, Equitable Life/AXA (1998-2001); Project Director, Community Development Innovation and Infrastructure Initiative (research) (1998-2001); Group Leader, Financial Innovations Roundtable (research) (2000-2001); Consultant, Social Investment Forum (trade association) (1998); Distinguished Visitor, John D. and Catherine T. MacArthur Foundation (1998).	4

Trustees and Officers

Name and Age	Position(s) Held with the Portfolio and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in the Domini Family of Funds Overseen by Trustee
William C. Osborn Age: 59	Trustee of the Trust since 1990 Trustee of the Portfolio since 1997	Manager, Commons Capital Management LLC (venture capital) (since 2000); Special Partner/Consultant, Arete Corporation (venture capital) (since 1999); Principal/Manager, Venture Investment Management Company LLC (venture capital) (1996-1999); Director, World Power Technologies, Inc. (power equipment production) (since 1999); Director, Investors' Circle (socially responsible investor network) (since 1999).	4
Karen Paul Age: 58	Trustee of the Trust since 1990 Trustee of the Portfolio since 1997	Professor of Management and International Business, Florida International University (since 1990); Partner, Trinity Industrial Technology (1997-2002); Executive Director, Center for Management in the Americas (1997-2002).	4
Gregory A. Ratliff Age: 43	Trustee of the Trust and the Portfolio since 1999	Senior Fellow, The Aspen Institute (research and education) (since 2002); Director, Economic Opportunity, John D. and Catherine T. MacArthur Foundation (1997-2001).	4

Trustees and Officers

Name and Age	Position(s) Held with the Portfolio and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in the Domini Family of Funds Overseen by Trustee
Frederick C. Williamson, Sr. Age: 87	Trustee of the Trust since 1997 Trustee of the Portfolio since 1990	State Historic Preservation Officer (state government) (since 1969); Trustee, RIGHA Foundation (charitable foundation supporting healthcare needs) (since 1994); Chairman, Rhode Island Historical Preservation and Heritage Commission (state government) (since 1995); Board Member, Rhode Island Black Heritage Society (nonprofit education) (since 1984); Trustee, National Park Trust (nonprofit land acquisition) (since 1983); Board of Directors, Grow Smart Rhode Island (nonprofit state planning) (since 1998); President's Advisory Board — Salve Regina University, Newport, RI (since 1999); Board Member, Preserve Rhode Island (nonprofit preservation) (since 1999).
4
Officers:
Carole M. Laible* Age: 39	Secretary and Treasurer of the Trust and the Portfolio since 1997	Chief Operating Officer, Domini (since 2002); Financial/Compliance Officer, Domini (1997-2003); President and CEO, DSILD (since 2002); Chief Compliance Officer, DSILD (since 2001); Chief Financial Officer, Secretary, and Treasurer, DSILD (since 1998).
N/A

Trustees and Officers

Name and Age	Position(s) Held with the Portfolio and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in the Domini Family of Funds Overseen by Trustee
Steven D. Lydenberg* Age: 57	Vice President of the Trust and the Portfolio since 1990	Chief Investment Officer, Domini (since 2003); Principal, Domini (1997-2003); Member, Domini (since 1997); Director, KLD Research & Analytics, Inc. (social research provider) (1990-2003); Director of Research, KLD Research & Analytics, Inc. (1990-2001).
N/A

The Funds' Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling the following toll-free number: 1-800-582-6757.

Domini Funds

P.O. Box 9785
Providence, RI 02940
1-800-582-6757
www.domini.com

Investment Manager and Sponsor: Domini Social Investments LLC 536 Broadway, 7th Floor New York, NY 10012	Investment Submanagers: SSgA Funds Management, Inc. Boston, MA ShoreBank Chicago, IL
Custodian: Investors Bank & Trust Company Boston, MA	Legal Counsel: Bingham McCutchen LLP Boston, MA
Distributor: DSIL Investment Services LLC 536 Broadway, 7th Floor New York, NY 10012 800-762-6814	Transfer Agent: PFPC Inc. King of Prussia, PA
Independent Auditors: KPMG LLP Boston, MA

Item 2. Code of Ethics.

As of the end of the period covered by this report on Form N-CSR, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant does not currently have a member serving on its audit committee that meets the definition of an "audit committee financial expert" as defined in the instructions to this Form N-CSR.

Although each member of the registrant's audit committee has one or more of the attributes required in order for such person to be determined to be an audit committee financial expert, no member has all of such required attributes. The Trustees reviewed the attributes, education, and experience of each member of the registrant's audit committee, the nature of the accounting principles applicable to the registrant, and the registrant's underlying internal controls and reporting mechanisms and determined that the members of the registrant's audit committee, as a group, have the experience and education necessary to perform the audit committee's responsibilities, including with respect to the evaluation of the financial statements of the registrant. In addition, the Trustees determined that the audit committee has the resources and authority necessary to discharge its responsibilities, including the authority to retain at any time independent counsel and other advisers and experts. The Trustees also determined that each member of the registrant's audit committee is "independent" as defined in the instructions to this Form N-CSR.

The Trustees also determined, however, that the audit committee of the registrant would benefit from having one or more members that meet the definition of an audit committee financial expert. They have asked the nominating committee of the registrant to recruit such a candidate and to present such person to the Trustees for their consideration.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. [Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a)Within 90 days prior to the filing of this report on Form N-CSR, Amy L. Domini, the registrant's President and Principal Executive Officer, and Carole M. Laible, the registrant's Treasurer and Principal Financial Officer, reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness. Based on their evaluation, Ms. Domini and Ms. Laible determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal half-year that have materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a)(1)The Code of Ethics referred to in Item 2 is filed herewith.

(a)(2) Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.

(b)A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14b or Rule 15d-14(b) under the Securities Exchange Act of 1934, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the chief executive officer and the chief financial officer of the registrant is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI SOCIAL INVESTMENT TRUST

By: /s/ Amy L. Domini

Amy L. Domini
President

Date: October 7, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Amy L. Domini

Amy L. Domini
President (Principal Executive Officer)

Date: October 7, 2003

By: /s/ Carole M. Laible

Carole M. Laible
Treasurer (Principal Financial Officer)

Date: October 7, 2003